UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 18, 2008

LOTUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32581	20-0507918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Cheng Zhuang Road, Feng Tai District, Beijing People’s Republic of China	100071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	86-10-63899868

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
Item 7.01	Regulation FD Disclosure.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

On May 21, 2008 Lotus Pharmaceuticals, Inc. issued a press release announcing results for the second quarter of fiscal 2008 as well as providing outlook for the balance of 2008 together with the date and time of a scheduled conference call to discuss the first quarter results. A copy of such press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.

Use of Non-GAAP Financial Information

The press release contains a discussion of non-GAAP financial measures. The results for the three and six month periods ended June 30, 2008 and June 30, 2007 included certain non-cash debt financing expenses related to the company’s convertible notes and convertible mandatorily redeemable preferred stock. To supplement the company’s condensed consolidated financial statements presented on a GAAP basis, the company provided non-GAAP financial information, which are adjusted net income and adjusted earnings per share, excluding the impact of these items in this release. Lotus Pharmaceutical’s management believes that these non-GAAP measures provide investors with a better understanding of how the results relate to the company’s historical performance. A reconciliation of adjustments to GAAP results information contained in the press release. This additional non-GAAP information is not meant to be considered in isolation or as a substitute for GAAP financials. The non-GAAP financial information that Lotus Pharmaceuticals provides also may differ from the non-GAAP information provided by other companies.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated August 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PHARMACEUTICALS, INC.

Date: August 18, 2008	By: /s/ Zhong Yi Liu
Zhong Yi Liu, Chief Executive Officer